UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K
__________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 24, 2010

RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	000-52588 (File Number)Commission	43-1823071 (I.R.S. Employer Identification No.)

10401 Clayton Road Frontenac, Missouri (Address of principal executive offices)	63131 (Zip Code)

(314) 569-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.01.	CHANGES IN CONTROL OF REGISTRANT.

On February 24, 2010, Reliance Bancshares, Inc., a Missouri corporation (the “Company”) amended and supplemented its Certificate of Designations of Preferences, Rights and Limitations of its 7% Perpetual Convertible Preferred Stock, no par value, Series C (the “Series C Preferred Stock”).  The Company, by resolutions adopted by the Board of Directors at a special meeting on February 24, 2010, amended the Series C Preferred Stock dividends to be paid from noncumulative to cumulative in the event of non-payment of the same.  The Series C Preferred Stock series will consist of 25,000 shares, with no par value, out of the 2,000,000 preferred shares authorized by the Company’s Restates Articles of Incorporation, as amended, and shall be offered and sold for $1,000.00 per share.

Item 9.01.		FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

Exhibit No.		Description of Exhibit
	3.1	Amended Certificate of Designations of Preferences, Rights and Limitations of Reliance Bancshares, Inc. 7% Perpetual Convertible Preferred Stock, no par value, Series C

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           March 9, 2010

RELIANCE BANCSHARES, INC. (Registrant)

By:	/s/ Dale E. Oberkfell
Name:	Dale E. Oberkfell
Title:	Chief Financial Officer